David J. Mazzo, PhD President & Chief Executive Of ficer N ove m b er 4 , 2 0 21| N a s d a q : C L B S Developing Innovative Therapies that Treat or Reverse Disease Exhibit 99.2

This Investor Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current expectations, as of the date of this presentation, and involve certain risks and uncertainties. All statements other than statements of historical fact contained in this Investor Presentation are forward-looking statements. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Factors that could cause future results to differ materially from the recent results or those projected in forward-looking statements include the “Risk Factors” described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 25, 2021 and in the Company’s other periodic filings with the SEC. The Company’s further development is highly dependent on, among other things, future medical and research developments and market acceptance, which are outside of its control. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Investor Presentation. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this Investor Presentation or with respect to the matters described herein. Forward-looking statement 2

CD34+ cell therapy platform yielding a multi-product development pipeline with 2 clinical programs having regenerative medicine “breakthrough” designation Proprietary field-leading technology in lucrative global indications backed by a strong IP portfolio Potential value creating events in the next 12-24 months based on milestones across the pipeline Seasoned management with noteworthy domain expertise along with big pharma and emerging biotech experience Strong balance sheet; $100.1 million in cash & investments (9/30/2021) with no debt and cash runway projected to fund operations for several years Caladrius investment highlights 3

CD34+ Cell Therapy Technology Overview

CD34+ cells have a well characterized mechanism of action


Blood vessel
Normal capillaries
Healthy tissue
Blood vessel
Compromised capillaries
Under-perfused tissue
Blood vessel
Newly formed capillaries
Re-perfused tissue
CD34+ cells

NORMAL MICROVASCULATURE

COMPROMISED MICROVASCULATURE

AUGMENTED MICROVASCULATURE

- Naturally occurring endothelial progenitor cells that re-establish blood flow to under-perfused tissues[1,2]
- Possess pre-programmed pro-angiogenic and anti-inflammatory tissue repair properties[3,4]

[1]Mackie, A.R. et al., *Tex Heart Inst J* 2011, 38(5), 474-485
[2]Kocher, A.A. et al., *Nat Med* 2001, 440-436
[3]Abd-Allah et al., *Cytotherapy 2015,* 17: 443-53
[4]Lo , B.C. et al., *Am J Respir Cell Mol Biol* 2017, 57: 651-61

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 CD34+ cells have been studied clinically in a variety of ischemic disease indications by numerous investigators across many sites and countries  CD34+ cells repeatedly demonstrated vascular repair in multiple organs  Consistent and compelling results of rigorous clinical studies comprising >1,000 patients have been published in peer reviewed journals1-4  Single treatments elicited durable therapeutic effects  Treatment generally well-tolerated 1 Povsic, T. et al. JACC Cardiovasc Interv, 2016, 9 (15) 1576-1585 2 Losordo, D.W. et al. Circ Cardiovasc Interv, 2012; 5:821–830 3 Velagapudi P, et al, Cardiovas Revasc Med, 2018, 20(3):215-219 4 Henry T.D., et al, European Heart Jour 2018, 2208–2216 CD34+ cell therapy is extensively studied/clinically validated 6

 Drug induced mobilization eliminates need for surgical bone marrow aspiration  No genetic manipulation or ex vivo expansion of cells  Four days or less from donation to treatment Caladrius’ CD34+ cell process is rapid/economical/scaled 7

U.S. patents granted 9 28 Foreign patents granted Patent protection to 2031+ Key Claims  Pharmaceutical composition of non-expanded CD34+/CXCR4+ cells  Therapeutic concentration range  Stabilizing serum  Repair of injury caused by vascular insufficiency Caladrius’ CD34 technology has robust intellectual property 8

Caladrius' innovative CD34+ cell therapy pipeline[1,2]

PRODUCT/INDICATION	DEVELOPMENT STAGE	KEY MILESTONE TARGETS
XOWNA® (CLBS16) CORONARY MICROVASCULAR DYSFUNCTION	FREEDOM PHASE 2B TRIAL (USA; ONGOING)	- Complete enrollment: **TBD** - Top-line data: **Last patient last visit (LPLV) + ~6 months**
HONEDRA® (CLBS12) ***SAKIGAKE DESIGNATED (JAPAN)*** CRITICAL LIMB ISCHEMIA + BUERGER'S DISEASE	REGISTRATION ELIGIBLE TRIAL (JAPAN; ONGOING)	- Complete enrollment: **TBD**
CLBS201 DIABETIC KIDNEY DISEASE	PHASE 1 (USA; INITIATION PENDING)	- Initiate enrollment: **1Q2022** - Top-line data from all subjects: **1Q2023**

[1] Products are distinct and not interchangeable [2] All timing subject to COVID-19 pandemic influence

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XOWNA® (CLBS16) Coronary Microvascular Dysfunction (USA)

CD34+ cell therapy targets unmet needs in cardiovascular diseases 1 Centers for Disease Control and Prevention as cited in McKay, Betsy. "Heart-Failure Deaths Rise, Contributing to Worsening Life Expectancy." The Wall Street Journal, 30 Oct. 2019, Link to article. 2 Kochanek, KD., et al. (2016). Deaths: final data for 2014. National vital statistics reports: from the Centers for Disease Control and Prevention, National Center for Health Statistics, National Vital Statistics System, 65(4), 1-122. 3 ISCHEMIA Study Results, AHA Scientific Sessions November 2019. https://ischemiatrial.org/ischemia-study-results#slides 11 0 100 200 300 400 500 600 700 Suicide Kidney failure Influenza and Pneumonia Diabetes Alzheimer's Stroke Lower Respiratory disease Accidents All Cancers Heart Disease 2017 2011 Heart Diseas Number of Deaths of women (thousands)1 As of 2014, 1 in 32 female deaths was from breast cancer, while 1 in 3 was from cardiovascular disease.2 ISCHEMIA Trial3 results underscore the need for treatments beyond large vessel interventions  The International Study of Comparative Health Effectiveness with Medical and Invasive Approaches (ISCHEMIA) enrolled 5,179 patients at 320 sites in 37 countries Conclusion: Interventional heart procedures do not reduce the overall rate of heart attack or death compared with medicines and lifestyle changes alone.

 Deficient heart microvasculature without large vessel obstructive disease  Causes frequent, debilitating chest pain; not treatable by stents or bypass; responds poorly or not at all to available pharmacotherapies  Afflicts women more frequently (2:1 to 3:1), especially younger women1,2  Results in poor prognosis for patients3  Significantly elevated risk of all-cause mortality4  Clinically diagnosed based on symptoms and demonstrated absence of large vessel obstructive disease  Quantitatively diagnosed using Coronary Flow Reserve (CFR)5 1 Coronary Microvascular Disease. (2015, July 31). In American Heart Association 2 R. David Anderson, John W. Petersen, Puja K. Mehta, et al., Journal of Interventional Cardiology, 2019: 8 3 Loffler and Bourque, Curr Cardiol Rep. 2016 Jan; 18(1): 1 4 Kenkre, T.S. et al., Circ: CV Qual & Outcomes 2017, 10(12) 1-9 5 Collins, P., British heart journal (1993) 69(4), 279–281 Indication: Coronary microvascular dysfunction (CMD) 12

CMD represents a large unmet medical need

- ~112 million people globally are affected by angina[1]
- ~8.3 million people in the U.S. suffering from coronary artery disease (CAD)[2]
- 10% - 30% of angina patients have no significant CAD on invasive coronary angiography[3,4]
- 50% - 65% of patients with angina without obstructive CAD are believed to have CMD[5]

Applicable CMD population in the U.S. potentially treatable by XOWNA® ranges from ~415,000 to ~1.6 million patients[6]

[1] Kunadian V, et al. European Heart Journal. 2020; 0:1-21
[2] Cleveland Clinic/AHA (American Heart Association)
[3] Farrehi PM, et al. Am J Manag Care. 2002;8:643–648
[4] Bradley SM, et al. J Am Coll Cardiol. 2014;63:417–426
[5] Marinescu MA, et al. JACC Cardiovasc Imaging. 2015;8:210-220
[6] Tunstall-Pedoe H. (ed.) WHO, Geneva, 2003, pp. 244, Swiss Fr 45, ISBN: 92-4-156223-4.

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Endpoints  Therapeutic effect and the evaluation of adverse events; including changes from baseline to 6 months for coronary flow reserve, angina frequency, CCS angina class, quality of life Study Size  20 subjects (U.S. centers - Cedars Sinai, Los Angeles & Mayo Clinic, Rochester) Dose  Up to 300 x 106 CD34+ cells Mode of Administration  Single intracoronary infusion Timing  Positive complete results presented at SCAI Scientific Sessions (May 2020) ESCaPE-CMD: Phase 2a interventional, proof-of-concept trial 14

ESCaPE-CMD: Durable, physiologic coronary vasculature improvement

Coronary Flow Reserve[1]


2.68
p = 0.0045
2.08
N=20
N=19
Pre-Treatment
After 6 months

Key Takeaways:

- Evaluated subjects with CFR ≤2.5 (diagnosed as CMD)
- CFR = 2 correlates with a 3-4x increase in major adverse cardiac events (MACE) at 3 years[1]
- A single intracoronary XOWNA® infusion significantly increased CFR to normal values (i.e., ≥2.5) for at least 6 months (period of patient follow-up)
  - First therapy to potentially reverse CMD
  - Treatment generally well-tolerated
- Intracoronary XOWNA® infusion may ultimately correlate with a reduction in MACE

[1] Murthy et al, Circulation, 2014

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161 Henry, D. T., SCAI 2020 Scientific Sessions 2 Spertus, J.A. et al, JACC Vol. 25, No. 2 February 1995: 333-341 0 20 40 60 80 100 Treatment Satisfaction Disease Perception Physical Limitation Angina Stability Angina Frequency Seattle Angina Questionnaire Score1 Baseline 6 months p = 0.0117 Higher scores indicate improvement2 p = 0.0026 p = 0.0247 p = 0.0156 p = 0.0005 Daily Angina Frequency 2 4.42 2.02 N=20 Pre-Treatment After 6 months p = 0.0036 N=19 ESCaPE-CMD: Durable, symptomatic anginal relief

FREEDOM trial: Phase 2b double-blind, placebo-controlled

Endpoints	▪ Change from baseline in angina frequency [Baseline to 3 and 6 months] ▪ Change from baseline in total exercise time [Baseline to 6 months] ▪ Change from baseline in health-related quality of life [Baseline to 3 and 6 months] ▪ Change from baseline in peak coronary flow reserve [Baseline to 6 months]
Study Size	▪ 105 subjects (~15 sites in the USA)
Dose	▪ 1 x 10^6 to 300 x 10^6 CD34+ cells (XOWNA®) or placebo
Mode of Administration	▪ Single intracoronary infusion
Timing *(Assessing development plan optimization to mitigate impact of COVID-19 on enrollment)*	▪ Study initiated 4Q2020 ▪ Complete Enrollment: TBD (dependent on impact of 3Q21 protocol amendments) ▪ Top-line Data Target: LPLV + ~6 months

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SAKIGAKE designated – Japan Orphan Drug designated (Buerger’s disease) - USA Advanced Therapeutic Medicinal Product (ATMP) designated – EU HONEDRA® Critical Limb Ischemia (Japan) (CLBS12)

 Severe arterial obstruction impeding blood flow in the lower extremities  Often found as a co-morbidity in diabetes patients  Includes severe rest pain and non-healing ulcers  Buerger’s disease (BD = inflammation in small and medium arteries) a form of CLI associated with a history of heavy smoking (orphan population)  Patients with no-option CLI have persistent symptoms even after bypass surgery, angioplasty, stenting and available pharmacotherapy  CLI patients are at high risk of amputation and increased risk of death  Multi-hundred-million-dollar opportunity in Japan Indication: Critical limb ischemia (CLI) 19

CLI: Higher mortality rate and incidence than most cancers Mustapha, J. A., Katzen, B. T., et al. (2019, May). Endovascular Today, 18(5), 80-82 20 0 100000 200000 300000 0 10 20 30 40 50 60 70 80 90 No. Incident Cases in U.S. Death within 5 years (%) CLI

HONEDRA® targets patients based on the Rutherford Scale

CLI amputation rates increase with increasing Rutherford score (disease severity)[1]

Rutherford ("R") scale
R 6: Functional foot no longer salvageable
R 5: Minor tissue loss non-healing ulcer; focal gangrene with diffuse pedal ischemia
R 4: Debilitating rest pain
R 1-3: Mild to severe claudication

HONEDRA® targets patients with **R4** or **R5** disease

[1] Reinecke H., European Heart Journal, 2015 Apr 14;36(15):932-8

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Single treatment of CD34+ cells reversed CLI (Phase 2 data) 22 Post-treatment (week 12) Pre-treatment Actual CLI Patient Laser Doppler Image 0 14 28 42 57 71 Time (weeks) CLBS12 Placebo 75% 22% p = 0.014 106 cells/kg Probability of Amputation-Free Survival (USA; n=28)2 ~80% of patients achieved sustainable remission within 6 months of a single treatment; durable for at least 4 years 40% 60% 70% 80% 85% 85% 90% 82% 0 4 8 12 24 52 104 156 208 Time (weeks) % of Patients (CLI + BD) Achieving CLI-free Status (Japan; n=27)1 1 Kinoshita et al, Atherosclerosis 224 (2012) 440-445 2 Losordo, D.W. et al, Circulation 2012; 5(6):821-830

Primary Endpoint  Time to continuous CLI-free (2 consecutive monthly visits, adjudicated independently) Target Study Size  35 (30 subjects with no-option CLI + 5 Buerger’s disease pts.); all Rutherford category 4 or 5; recruited across 12 centers in Japan Dose  Up to 106 cells/kg of HONEDRA® (CLBS12) Control/Comparator  Standard of Care: wound care plus drugs approved in Japan  Including antimicrobials, antiplatelets, anticoagulants and vasodilators Mode of Administration  Intramuscular, 20 injections in affected lower limb in a single treatment Timing  Enrollment completion/results target : TBD (COVID-19 impact dependent) HONEDRA® registration-eligible study (Japan) 23

 Surgery not viable; existing pharmacotherapies do not prevent amputation1  Cohort enrollment complete  Results will contribute to the efficacy evaluation of the full study population Compelling HONEDRA® results in Buerger’s disease (JPN) 24 Approximately 60% of patients achieved CLI-free status (Natural patient evolution is continual deterioration for all patients) 1 Cacione DG, et al, Pharm. treatment of Buerger’s Disease, Cochrane Database of Systematic Reviews, 2016, (3) CD011033

 HONEDRA® study enrollment has been significantly curtailed by the impact of COVID-19 (States of Emergency in Japan between ~ February 2020 and October 2021)  Total enrolled to date: 33 (26 no-option CLI pts. + 7 Buerger’s disease pts.)  Interim data suggest trend toward efficacy and acceptable safety  Further enrollment paused as a result of significant continued operational/financial burden due to enrollment delays and unpredictability of timing for completion  Priority for Caladrius in Japan is now securing a local partner to complete study enrollment (if necessary) and/or to explore submitting the existing data to the Pharmaceuticals & Medical Devices Agency (PMDA) under the SAKIGAKE designation 25 HONEDRA® development next steps

CLBS201 Diabetic Kidney Disease (USA)

 An aging population is at greatest risk of chronic kidney disease (CKD) with diabetes and hypertension being typical comorbidities  1 in 3 adults are diabetic and 1 in 5 adults are hypertensive1 Chronic kidney disease: Risk factors and comorbidities 1 Centers for Disease Control and Prevention. Chronic Kidney Disease in the United States, 2019. Atlanta, GA: US Department of Health and Human Services, Centers for Disease Control and Prevention; 2019. 0% 10% 20% 30% 40% Hispanics Non-Hispanic Asians Non-Hispanic Blacks Non-Hispanic Whites Women Men 65+ 45-64 18-44 CKD Among U.S. Adults (>18 years old) 0% 5% 10% 15% 20% 25% 30% 35% 40% Unknown Causes Other Causes Glomerulonephritis High Blood Pressure Diabetes CKD Comorbidities 27

CKD: Multiple stages progressing toward kidney failure 1 2020 Dallas Nephrology Associates 2 Centers for Disease Control and Prevention. Chronic Kidney Disease Surveillance System—United States.  The stages of CKD are determined by glomerular filtration rate (GFR)1  GFR is measured to determine the level of creatinine in the blood (serum creatinine)  As kidney function worsens, the level of creatinine increases and GFR decreases  In 2015-2016, 14%-15% of U.S. adults had evidence of CKD stages 1-4; of these, ~15 to 18 million had evidence of CKD stage 3 or 42 28 STAGE 4 Severe loss of function STAGE 5 Kidney failure STAGE 3B Moderate to Severe loss of function STAGE 1 Normal function STAGE 2 Mild loss of function STAGE 3A Mild to Moderate loss of function

 CKD is often associated with progressive microvasculature damage and loss, resulting from its common comorbidities of hypertension and diabetes1  The pathophysiology of CKD denotes compromised renal microvasculature2  Preclinical studies show that microcirculation replenishment improves kidney function  CD34+ cells are promoters of new capillary growth, improving the microvasculature  Therapies currently available and/or expected to be available over the next 5–10 years will slow the progression of CKD/diabetic kidney disease (DKD)  An effective regenerative DKD therapy (i.e., one that reverses the course of the disease) could represent a medical and pharmacoeconomic breakthrough 1 Chade AR. (2017) Small Vessels, Big Role: Renal Microcirculation and Progression of Renal Injury. Hypertension; 69(4):551-563. 2 Zuk, Anna & Bonventre, Joseph. (2016). Annual Review of Medicine. 67. 293-307. 10.1146/annurev-med-050214-013407. 29 Development rationale for CLBS201

Development rationale for CLBS201  To demonstrate that CD34+ cell therapy (mobilization, donation and administration) can be tolerated by patients with CKD with Type 2 Diabetes  To demonstrate that regeneration of the kidney microcirculation using CD34+ cell therapy improves kidney function

CLBS201: Planned Phase 1 proof-of-concept study 31 Endpoints  Change in eGFR compared to baseline, assessed at 6 months  Change in Urine albumin-to-creatinine ratio (UACR) and urine protein-to-creatinine ratio (UPCR) from baseline to 3 and 6 months Study Size  6 patients (1 sentinel - unilateral inj., 1 sentinel - bilateral inj., 4 bilateral inj. patients) Dose  1 x 106 – 300 x 106 cells administered as a one-time infusion Patient Population  Stage 3b DKD Design  Open-label Mode of Administration  Intra-arterial injection into one or both renal arteries Timing  Initiation target: 1Q2022  Top-line data target for all subjects: 1Q2023

Caladrius key financial information 32 Cash & Investments: As of September 30, 2021 $100.1 million Nine months ended September 30, 2021 Operating Cash Burn1: $19.1 million Cash Runway Based on Current Plan: Sufficient capital to fund operations beyond multiple key data readouts (>2024) Debt as of September 30, 2021: $0 Common Shares Outstanding: As of September 30, 2021 59.8 million shares Options Outstanding as of September 30, 2021: Exercise Price: $1.28 - $3.50 = 1,483,100 shares Exercise Price: > $3.50 = 659,100 shares 2.1 million shares Warrants Outstanding as of September 30, 2021 : Weighted Average Exercise Price: $2.84 21.4 million shares 1 Excludes $1.4 million in net proceeds from sale of New Jersey NOLs

CD34+ cell therapy platform yielding a multi-product development pipeline with 2 clinical programs having regenerative medicine “breakthrough” designation Proprietary field-leading technology in lucrative global indications backed by a strong IP portfolio Potential value creating events in the next 12-24 months based on milestones across the pipeline Seasoned management with noteworthy domain expertise along with big pharma and emerging biotech experience Strong balance sheet; $100.1 million in cash & investments (9/30/2021) with no debt and cash runway projected to fund operations for several years Caladrius investment highlights 33

Developing Innovative Therapies that Treat or Reverse Disease N ove m b er 4 , 2 0 21| N a s d a q : C L B S Investor Relations Contact: John D. Menditto Tel: (908) 842-0084 jmenditto@caladrius.com